Exhibit 10.17

Personal and Confidential

July 17, 2019

Kunal Chopra

Dear Kunal:

Reference is made to the offer letter between Trans World Entertainment Corporation (the “Company”) and you dated July 5, 2019 setting forth the terms and conditions of your employment by the Company as Chief Executive Officer-etailz, which is to commence on September 3, 2019 (the “Offer Letter”).  Since you will be employed in the Spokane, Washington area, the Company and you agree that the Offer Letter is hereby amended to provide in Section 16 thereof that it will be governed by, and construed and interpreted in accordance with, the laws of the State of Washington, without reference to the principles of conflict of laws thereof.

I look forward to working with you.  If you have any questions, please do not hesitate to call me.  Your signed copy of this amendment to the Offer Letter should be returned to Jeff Davis.

Sincerely,

/S/ Mike Feurer

Mike Feurer
Chief Executive Officer

ACKNOWLEDGED AND AGREED TO

/S/ Kunal Chopra
Kunal Chopra	July 20, 2019